SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : September 21, 1999


                     ASSET BACKED SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                     333-64351-03              13-3354848
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


11 Madison Avenue
Park Avenue Plaza
New York, New York                                             10010
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 325-1811

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 12
                                                 consecutively numbered pages.

Item 5.    Other Events.
     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Home Equity Loan Trust, Series 1999-LB1 (the "Certificates") . The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1 , 1999 ( the "Agreement"), among Asset Back Securities Corporation, as depositor, Long Beach Mortgage Company, as servicer, and The Chase Manhattan Bank, as trustee (the Trustee). On September 21, 1999 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on September 21, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:    October 29, 1999           By:  /s/ Diane E. Wallace
                                        Diane E. Wallace
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         September 21, 1999.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on September 21, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                       ASSET BACKED SECURITIES CORPORATION EQUITY LOAN TRUST 1999-LB1
                                      STATEMENT TO CERTIFICATEHOLDERS
                                             SEPTEMBER 21, 1999
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       PAGE #1
-----------------------------------------------------------------------------------------------------------------------------------
                                        DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL        PRIOR                                                                                      CURRENT
           FACE            PRINCIPAL                                                  REALIZED         DEFERRED       PRINCIPAL
CLASS      VALUE           BALANCE        PRINCIPAL       INTEREST        TOTAL       LOSSES           INTEREST       BALANCE

-----------------------------------------------------------------------------------------------------------------------------------
A_1F    166,900,000.00   161,862,104.84    1,501,892.72     959,032.97    2,460,925.69       0.00          0.00      160,360,212.12
A_2F     48,600,000.00    47,940,026.13    1,140,105.36     285,243.16    1,425,348.52       0.00          0.00       46,799,920.77
A_3A    292,900,000.00   281,099,767.99    4,141,597.07   1,262,411.25    5,404,008.32       0.00          0.00      276,958,170.92
A_4A    164,850,000.00   155,737,627.65    2,390,681.40     713,213.44    3,103,894.84       0.00          0.00      153,346,946.25
A_5A    200,000,000.00   190,862,870.84    2,854,081.26     878,684.94    3,732,766.20       0.00          0.00      188,008,789.58
X_A               0.00             0.00            0.00           0.00            0.00       0.00          0.00                0.00
X_F               0.00             0.00            0.00           0.00            0.00       0.00          0.00                0.00
R_4               0.00             0.00            0.00           0.00            0.00       0.00          0.00                0.00
B_1F     13,364,763.00    13,364,763.00            0.00      86,828.27       86,828.27       0.00          0.00       13,364,763.00
B_1A     42,500,702.00    42,500,702.00            0.00     276,118.80      276,118.80       0.00          0.00       42,500,702.00
R                 0.00             0.00            0.00           0.00            0.00       0.00          0.00                0.00

-----------------------------------------------------------------------------------------------------------------------------------
TOTALS  929,115,465.00   893,367,862.45   12,028,357.81   4,461,532.83   16,489,890.64       0.00          0.00      881,339,504.64
-----------------------------------------------------------------------------------------------------------------------------------
A_IOF    22,000,000.00    22,000,000.00            0.00     100,833.33      100,833.33       0.00          0.00       22,000,000.00
A_IOA    67,000,000.00    67,000,000.00            0.00     307,083.33      307,083.33       0.00          0.00       67,000,000.00
B_IOA    27,000,000.00    27,000,000.00            0.00     157,500.00      157,500.00       0.00          0.00       27,000,000.00
B_IOF    11,000,000.00    11,000,000.00            0.00      64,166.67       64,166.67       0.00          0.00       11,000,000.00
P_A             100.00           100.00            0.00     137,209.38      137,209.38       0.00          0.00              100.00
P_F             100.00           100.00            0.00      54,977.51       54,977.51       0.00          0.00              100.00

-----------------------------------------------------------------------------------------------------------------------------------


                                                                                (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION



 ----------------------------------------------------------------------------------------------------------------------------------
                        ASSET BACKED SECURITIES CORPORATION EQUITY LOAN TRUST 1999-LB1
                                      STATEMENT TO CERTIFICATEHOLDERS
                                                  SEPTEMBER 21, 1999
 ----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        PAGE #2


-----------------------------------------------------------------------------------------     -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                            PASS-THROUGH RATES

            PRIOR                                                             CURRENT                              CURRENT
            PRINCIPAL                                                         PRINCIPAL                            PASS-THRU
CLASS       FACTOR         PRINCIPAL           INTEREST          TOTAL         FACTOR               CLASS          RATE

-------------------------------------------------------------------------------------------    ------------------------------------
A_1F     969.81488820    8.99875806          5.74615321        14.74491126    960.81613014          A_1F        7.110000 %
A_2F     986.42029074   23.45895802          5.86920082        29.32815885    962.96133272          A_2F        7.140000 %
A_3A     959.71242059   14.13996951          4.31004182        18.45001133    945.57245108          A_3A        5.575000 %
A_4A     944.72324932   14.50216197          4.32643882        18.82860079    930.22108735          A_4A        5.685000 %
A_5A     954.31435420   14.27040630          4.39342470        18.66383100    940.04394790          A_5A        5.715000 %
B_1F   1,000.00000000    0.00000000          6.49680582         6.49680582  1,000.00000000          B_1F        8.065000 %
B_1A   1,000.00000000    0.00000000          6.49680563         6.49680563  1,000.00000000          B_1A        8.065000 %
------------------------------------------------------------------------------------------     ------------------------------------
TOTALS   961.52512374   12.94603121          4.80191429        17.74794550    948.57909252
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------     ------------------------------------
A_IOF  1,000.00000000    0.00000000          4.58333318         4.58333318  1,000.00000000          A_IOF       5.500000 %
A_IOA  1,000.00000000    0.00000000          4.58333328         4.58333328  1,000.00000000          A_IOA       5.500000 %
B_IOA  1,000.00000000    0.00000000          5.83333333         5.83333333  1,000.00000000          B_IOA       7.000000 %
B_IOF  1,000.00000000    0.00000000          5.83333364         5.83333364  1,000.00000000          B_IOF       7.000000 %
P_A    1,000.00000000    0.00000000  1,372,093.80000000 1,372,093.80000000  1,000.00000000          P_A         0.000000 %
P_F    1,000.00000000    0.00000000    549,775.10000000   549,775.10000000  1,000.00000000          P_F         0.000000 %
------------------------------------------------------------------------------------------     ------------------------------------


If there are any questions or problems with this statement, please contact the Administrator listed below.

                     ---------------------------------------
                                DIANE E. WALLACE
               THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                                 (212) 946-8583
                         EMAIL:  diane.e.wallace@chase.com
                     ---------------------------------------


                                                                                (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION




 ----------------------------------------------------------------------------------------------------------------------------------
                      ASSET BACKED SECURITIES CORPORATION EQUITY LOAN TRUST  1999-LB1
                                                  SEPTEMBER 21, 1999
 ----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        PAGE #3


Ending Principal Pool Balance Of Group I                                                                           224,483,286.78
Ending Principal Pool Balance Of Group II                                                                          671,223,769.56


Sec.7.09 (a)(i)  Total Distribution Amount With Respect To Each Group

                     Group 1a                                                                                        1,340,131.65
                     Group 1b                                                                                        1,017,310.53
                     Group 11a                                                                                       4,992,438.75
                     Group 11b                                                                                       2,881,818.36

Sec.7.09 (a)(ii) Principal Allocation Amount With Respect To Each Group

                     Group 1a
                                   Scheduled Principal                                                                 125,361.88
                                   Curtailment                                                                          45,047.62
                                   Prepayment                                                                        1,169,722.15
                     Group 1b
                                   Scheduled Principal                                                                  30,315.97
                                   Curtailment                                                                            -295.87
                                   Prepayment                                                                          987,290.43

                     Group 11a
                                   Scheduled Principal                                                                 223,075.67
                                   Curtailment                                                                          31,331.92
                                   Prepayment                                                                        4,738,031.16

                     Group 11b
                                   Scheduled Principal                                                                 132,012.33
                                   Curtailment                                                                           6,232.46
                                   Prepayment                                                                        2,743,573.57


                    Group 1 Subordinated Increase Amount                                                               284,555.90
                    Group II Subordinated Increase Amount                                                            1,512,102.62


Sec.7.09 (a)(iv) Interest Shortfall Amount
                     Class A-1F                                                                                              0.00
                     Class A-2F                                                                                              0.00
                     Class A-3A                                                                                              0.00
                     Class A-4A                                                                                              0.00
                     Class A-5A                                                                                              0.00
                     Class B-1A                                                                                              0.00
                     Class B-1F                                                                                              0.00
                     Class A-1OF                                                                                             0.00
                     Class B-1OF                                                                                             0.00
                     Class A-1OA                                                                                             0.00
                     Class B-1OF                                                                                             0.00



                                                                                (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION


----------------------------------------------------------------------------------------------------------------------------------
                                   ASSET BACKED SECURITIES CORPORATION EQUITY LOAN TRUST  1998-LB1
                                                            SEPTEMBER 21, 1999
 ---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        PAGE #4


Sec.7.09 (a)(v) Insured Payment                                                                                              0.00


Sec.7.09 (a)(vii)Subordinated Amount
                         Group I                                                                                    17,323,153.89
                         Group II                                                                                   52,909,862.81

                      Specified Subordinated Amount
                         Group I                                                                                    19,848,563.78
                         Group II                                                                                   61,118,822.40

                      Subordinated Deficit
                         Group I                                                                                             0.00
                         Group II                                                                                            0.00


Sec.7.09 (a)(ix)Substitution Amounts And Loan Purchase Price
                         Group I                                                                                       260,647.47
                         Group II                                                                                      658,545.75


Sec.7.09 (a)(x) Weighted Average Coupon Rate Of The Home Equity Loans In Each Group
                         Group I                                                                                        10.05470 %
                         Group II                                                                                        9.65010 %



Sec.7.09 (a)(xi)The Amount Of Any Carry-Forward Amounts
                     Class A-1F                                                                                              0.00
                     Class A-2F                                                                                              0.00
                     Class A-3A                                                                                              0.00
                     Class A-4A                                                                                              0.00
                     Class A-5A                                                                                              0.00
                     Class B-1A                                                                                              0.00
                     Class B-1F                                                                                              0.00
                     Class A-1OF                                                                                             0.00
                     Class B-1OF                                                                                             0.00
                     Class A-1OA                                                                                             0.00
                     Class B-1OF                                                                                             0.00



Sec.7.09 (a)(xiv)The Weighted Average Gross Margin Of The Home Equity Loans In Group II                                       N/A



Sec.7.09 (a)(xv)The Three Largest Home Equity Loan Balances In Each Group
                         Group I                                                                                       525,568.67
                                                                                                                       597,634.89
                                                                                                                       747,621.65

                         Group II                                                                                      646,656.30
                                                                                                                       701,008.32
                                                                                                                       847,304.58




                                                                                (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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                                   ASSET BACKED SECURITIES CORPORATION EQUITY LOAN TRUST 1998-LB1
                                                            SEPTEMBER 21, 1999
 ---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        PAGE #4

Sec.7.09 (a)(xviii)Interest Index Carryover For Each Class Of Certificates
                     Class A-1F                                                                                              0.00
                     Class A-2F                                                                                              0.00
                     Class A-3A                                                                                              0.00
                     Class A-4A                                                                                              0.00
                     Class A-5A                                                                                              0.00
                     Class B-1A                                                                                              0.00
                     Class B-1F                                                                                              0.00
                     Class A-1OF                                                                                             0.00
                     Class B-1OF                                                                                             0.00
                     Class A-1OA                                                                                             0.00
                     Class B-1OF                                                                                             0.00

Sec.7.09(a)(xix)Loans That Are Fixed For Two Years (2/28)

                    Group 11a                                                                                      381,489,243.40
                    Group IIb                                                                                      206,349,481.81

                    Loans That Are Fixed For Three Years (3/27)

                    Group 11a                                                                                       27,000,371.16
                    Group 11b                                                                                       13,568,498.43




Sec.7.09 (b)(i) Loans Delinquent


                 --------------------------------------------------------------------
                                        Group Totals
                 --------------------------------------------------------------------
                  Period            Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                31-60 days           169         16,161,036.61               1.80 %
                61-90 days            89          9,455,096.58               1.06 %
                91 +  days             6            430,502.24               0.05 %
                  Total              264         26,046,635.43               2.91 %
                 --------------------------------------------------------------------

                 --------------------------------------------------------------------
                                        Group 1
                 --------------------------------------------------------------------
                  Period            Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                31-60 days            58          4,096,036.55               1.82 %
                61-90 days            29          1,869,977.36               0.83 %
                91 +  days             3            144,306.92               0.06 %
                  Total               90          6,110,320.83               2.71 %
                 --------------------------------------------------------------------

                 --------------------------------------------------------------------
                                        Group 2
                 --------------------------------------------------------------------
                  Period            Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                31-60 days           111         12,065,000.06               1.80 %
                61-90 days            60          7,585,119.22               1.13 %
                91 +  days             3            286,195.32               0.04 %
                  Total              174         19,936,314.60               2.97 %
                 --------------------------------------------------------------------








                                                                                (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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                                   ASSET BACKED SECURITIES CORPORATION EQUITY LOAN TRUST  1999-LB1
                                                            SEPTEMBER 21, 1999
 ---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        PAGE #5

Sec. 7.09(b)(ii)    Loans in Foreclosure
                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   94             9,195,933.61                1.03 %
                              -------------------------------------------------------

                              -------------------------------------------------------
                                                   Group 1
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  27              1,590,350.87                0.71 %
                              -------------------------------------------------------

                              -------------------------------------------------------
                                                    Group  2
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  67               7,605,582.74               1.13 %
                              -------------------------------------------------------


Sec. 7.09(b)(iii)   Loans in Bankruptcy
                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   0                   0.00                   0.00 %
                              -------------------------------------------------------

                              -------------------------------------------------------
                                                   Group 1
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   0                   0.00                   0.00 %
                              -------------------------------------------------------

                              -------------------------------------------------------
                                                    Group  2
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   0                   0.00                   0.00 %
                              -------------------------------------------------------


Sec. 7.09(b)(iv)(v)  Loans in REO
                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   0                   0.00                   0.00 %
                              -------------------------------------------------------
                              -------------------------------------------------------
                                                   Group 1
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   0                   0.00                   0.00 %
                              -------------------------------------------------------

                              -------------------------------------------------------
                                                    Group  2
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   0                   0.00                   0.00 %
                              -------------------------------------------------------


                                                                                (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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                                   ASSET BACKED SECURITIES CORPORATION EQUITY LOAN TRUST  1999-LB1
                                                            SEPTEMBER 21, 1999
 ---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        PAGE #6





Sec. 7.09(b)(vi)    Cumulative Realized  Losses                                                                              0.00

Sec. 7.09(b)(vii)   Net Liquidation Proceeds                                                                                 0.00

Sec. 7.09(b)(vii)   The Annual Loss Percentage (Rolling Twelve Month)                                                   0.00000 %

Sec. 7.09(b)(ix)    The 90+ Delinquent Percentage (Rolling Three Month)                                                 0.00537 %

Sec. 7.09(b)(x)     The Cumulative Loss Percentage                                                                           0.00



                    Next Month's Pass-Through Rates for the LIBOR Classes

                         Class A_3A                                                                                     5.64125 %
                         Class A_4A                                                                                     5.75125 %
                         Class A_5A                                                                                     5.78125 %
                         Class B_1A                                                                                     8.13125 %
                         Class B_1F                                                                                     8.13125 %

                         Group I Fees
                                        Trustee Fee                                                                      1,890.34
                                        Premium Fee                                                                     23,602.74

                         Group II Fees
                                        Trustee Fee                                                                      5,659.15
                                        Premium Fee                                                                     65,385.44




                                                                                (C) COPYRIGHT 1999,  CHASE MANHATTAN CORPORATION

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